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                        METROPOLITAN SERIES FUND, INC.
                    State Street Research Aurora Portfolio

                         Supplement Dated June 1, 2004
                        to Prospectus Dated May 1, 2004

   Effective immediately, in the section of the prospectus describing the State Street Research Aurora Portfolio, the second paragraph under "Portfolio Management" is deleted and replaced with the following:

   The Portfolio is managed by the State Street Research Small-Cap Value Team. The team is led by Paul Haagensen, a managing director of State Street Research. Mr. Haagensen joined State Street Research in 2002, prior to which he served as portfolio manager and senior analyst at Putnam Investments.